SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 12, 1996
                                                      --------------------------


                            Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-6594                  52-0883351
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     (State or other                 (Commission             (IRS Employer
     jurisdiction of                 File Number)            Identification No.)
     incorporation)

     300 St. Paul Place, Baltimore, Maryland                    21202
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     (Address of principal executive offices)                 (Zip Code)

                                 (410) 332-3000
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              (Registrant's telephone number, including area code)
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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          Exhibits:

          Exhibit No.         Description
          -----------         -----------

          1.01 Terms Agreement, dated November 12, 1996, among the Company and Salomon Brothers Inc, ABN AMRO Securities (USA) Inc. and BA Securities, Inc., as Underwriters, relating to the offer and sale of the Company's 6 5/8% Notes due November 15, 2006.

          4.01                Form of Note for the Company's 6 5/8% Notes due
                              November 15, 2006.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 13, 1996                    COMMERCIAL CREDIT COMPANY



                                             By   /s/ Firoz B. Tarapore
                                                  -----------------------------
                                                  Firoz B. Tarapore
                                                  Vice President and
                                                  Assistant Treasurer


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